MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
17a-7  (PORTFOLIO TRADES WITH  AFFILIATES)
FOR THE PERIOD  JANUARY 1, 2000 TO APRIL 30, 2000

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TRANSACTION		   		SHARES	LOCAL	CURR-	US $	SELLER
DATE	 SECURITY			/PAR	PRICE	ENCY	VALUE		BUYER

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
01/07/00 Prima Immobiliaria		8,950 	8.5800 	EU	79,223
	Ducato Gestioni Real Estate\
										MSDWIF Active Int'l Allocation Port.

ASIAN EQUITY PORTFOLIO
04/27/00 ASE Test			2,700 	28.5000 TA	76,950 	MSDWIF Asian Equity Portfolio
										MSDW Asia-Pacific Fund Inc
04/27/00 Gigamedia Ltd.			600 	28.0000 TA	16,800 	MSDWIF Asian Equity Portfolio
										MSDW SICAV  Emerging Markets Port

EMERGING MARKETS DEBT PORTFOLIO
03/21/00 Peru - PDI Step bond		100,000 70.5000 PE	70,500
	MSDWIF Emerging Markets Debt Portfolio
										MS SICAV Emerging Markets Debt

EUROPEAN EQUITY PORTFOLIO
01/06/00 CIE Fin. Richemont AG		35 	3,790.0 SX	85,333 	MSDWIF European Eq Port
										NAF Global Equity Fund
01/26/00 SSL International PLC		17,600 	6.6350 	UK	192,460
 MSDWIF Intern'l Small Cap Port.
										MSDWIF European Equity Portfolio

EUROPEAN REAL ESTATE PORTFOLIO
01/12/00 Compagnie Fonciere Klepierre	800 	98.1500 EU	80,281
	MSDWIF European Real Estate Portfolio
										MSDW SICAV Global Small Cap Fund
01/12/00 Fonciere Lyonnaise		1,155 	122.500	EU	145,634
 MSDWIF European Real Estate Portfolio
										MSDW SICAV Global Small Cap Fund
02/14/00 Rodamco Continental Europe	140 	40.7500 EU	5,571
 	MSDWIF European Real Estate Portfolio
										North American Fund Real Estate
03/07/00 Inmobiliaria Colonial 		1,810 	12.7500 EU	22,066
	MSDW SICAV Global Small Cap Fund
										MSDWIF European Real Estate Port.
03/07/00 Hammerson PLC			24,650 	3.5000 	K	136,046
 MSDWIF European Real Estate Portfolio
										MSDW SICAV Global Small Cap Fund

INTERNATIONAL EQUITY PORTFOLIO
01/06/00 Buhrmann NV			340 	16.9500 EU	5,932 	MSDWIF International Equity Port
										Coutts Global Small Cap Fund
01/06/00 Buhrmann NV			9,010 	16.9500 EU	157,662
 MSDWIF International Equity Portfolio
										MSDWIF Int'l Small Cap Portfolio
01/06/00 Buhrmann NV			95,490 	16.9500 EU    1,670,922
 MSDWIF International Equity Portfolio
										MSDWIF Int'l Small Cap Portfolio
03/23/00 Potash Corp of Saskatchewan	11,400 	73.5500 CD	569,342
 Howard Hughes Medical Institute
										MSDWIF Int'l Small Cap Portfolio
03/23/00 Potash Corp of Saskatchewan	4,600 	73.5500 CD	229,735
 Howard Hughes Medical Institute
										MSDWIF Int'l Small Cap Portfolio

INTERNATIONAL MAGNUM PORTFOLIO
01/27/00 Total Finance SA		600 	131.300	EU	77,945
	MSDWIF International Magnum Portfolio
										Gyllenberg&Van Kampen European Eq Fd
01/27/00 Total Finance SA		70 	131.300	EU	9,094
 	MSDWIF International Magnum Portfolio
										Gyllenberg&Van Kampen European Eq Fd
02/28/00 Telestra Corp. 		32,200 	7.6000 	AU	149,695
 MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 Brambles Industries 		1,900 	40.8790	AU	47,511
 	MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 Lend Lease Corp.Ltd.		4,750 	21.2000	AU	61,598
 	MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 Coca-Cola Amatil		13,200 	3.2800 	AU	26,484
	MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 AMP Ltd.			3,900 	14.2710	AU	34,045
 	MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 Broken Hill Proprietary	10,500 	16.1200	AU	103,536
 MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 News Corp. 			17,400 	23.4000	AU	249,060
 MSDWIF International Magnum Portfolio
										Pacific Mutual  Magnum Fund
02/28/00 Qantas Airways			3,000 	3.5800 	AU	6,570
	MSDWIF International Magnum Portfolio
										New England Zenith Fund
04/17/00 Nordic Baltic Holdings		520 	56.5000	SW	3,370
	MSDWIF International Magnum Portfolio
										MSDW Variable European Growth
04/17/00 Nordic Baltic Holdings		14,080 	56.5000	SW	91,240
	MSDWIF International Magnum Portfolio
										MSDW European Growth

INTERNATIONAL SMALL CAP PORTFOLIO
01/06/00 Buhrmann NV			9,010 	16.9500 EU	157,662
 MSDWIF International Equity Portfolio
										MSDW International Small Cap Fund
01/06/00 Buhrmann NV			95,490 	16.9500 EU    1,670,922
 MSDWIF International Equity Portfolio
										MSDWIF International Small Cap Port
01/19/00 Matthews (Bernard) PLC		68,195 	1.2250 	UK	138,032
 Bireley's Orange Japan
										MSDWIF International Small Cap Port
01/26/00 SSL International PLC		2,000 	6.6350 	UK	21,718 	MSDWIF
 International Small Cap Portfolio
										Coutts Global Small Cap Fund
01/26/00 SSL International PLC		1,500 	6.6350 	UK	16,289
 	MSDWIF International Small Cap Portfolio
										New England Zenith Fund Int'l Magnum
01/26/00 SSL International PLC		24,660 	6.6350 	UK	266,443
 MSDWIF International Small Cap Portfolio
										Pacific Select Fund Int'l Magnum
01/26/00 SSL International PLC		3,700 	6.6350 	UK	40,178
 	MSDWIF International Small Cap Portfolio
										Stichting European Equity Fund
01/26/00 SSL International PLC		2,200 	6.6350 	UK	23,890
	MSDWIF International Small Cap Portfolio
										Van Kampen European Equity Fund
01/26/00 SSL International PLC		5,700 	6.6350 	UK	61,896
	MSDWIF International Small Cap Portfolio
										Kreissparkasse Hildesheim EuroPE Eq
01/26/00 SSL International PLC		17,600 	6.6350 	UK	192,460
 MSDWIF International Small Cap Portfolio
										MSDWIF European Equity Portfolio
03/06/00 WMF Wuertt Metallwarenfabrik	1,720 	12.0100 EU	19,785
	MSDWIF International Small Cap Portfolio
										MSDW SICAV Global Small Cap Portfolio
03/07/00 Amadeus Global Travel		9,760 	14.4800 EU	135,764 MSDWIF
 International Small Cap Portfolio
										Coutts Global Small Cap Fund
03/08/00 WMF Wuertt Metallwarenfabrik	2,240 	12.4500 EU	26,711
	MSDWIF International Small Cap Portfolio
										Coutts Global Small Cap Fund
03/08/00 Kone OY B			840 	56.0000 EU	45,055 	MSDWIF International Small Cap Port
										Coutts Global Small Cap Fund
03/09/00 WMF Wuertt Metallwarenfabrik	1,620 	12.1000 EU	18,982
 	MSDWIF International Small Cap Portfolio
										Coutts Global Small Cap Fund
03/09/00 Hankyu Realty			20,000 	350.000	JN	65,749
 	MSDWIF International Small Cap Portfolio
										Coutts Global Small Cap Fund
03/10/00 WMF Wuertt Metallwarenfabrik	2,640 	12.2000 EU	31,115
 	MSDWIF International Small Cap Portfolio
										Coutts Global Small Cap Fund
03/10/00 ALGECO 			270 	66.0000 EU	17,215 	MSDW SICAV Global Small Cap Portfolio
										MSDWIF International Small Cap Port
03/10/00 Ausdoc Group			12,770 	2.6500 	AU	20,875
	MSDW SICAV Global Small Cap Portfolio
										MSDWIF International Small Cap Port
03/10/00 Maezawa Kasei Industries	6,000 	1,370.0 JN	77,357
	MSDW SICAV Global Small Cap Portfolio
										MSDWIF International Small Cap Port
03/21/00 Bernard Matthews Plc		30,000 	1.2550 	UK	59,268 	Bireley's Orange Japan
										MSDWIF International Small Cap Port

U.S. REAL ESTATE PORTFOLIO
03/03/00 Pacific Gulf Properties 	95,000 	19.8125 US	1,882,188
 Van Kampen LIT - Real Estate Securities Fund
										MSDWIF U.S. Real Estate Portfolio

AU - Australia
UK -British Pound
US - United States Dollar
TA - Taiwan Dollar
EU - European Monetary Unit
SX -Swiss Franc
SW - Sweedish Krona
PE - Peruvian Nuevo Sol
CD - Canadian Dollar
JN -Japanese Yen

* All Transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.